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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of City Telecom (H.K.) Limited (the "Company") on Form 20-F for the fiscal year ended August 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


Date: February 8, 2005
                                             /s/ RICKY WONG
                                       -----------------------------------------
                                       Name: Ricky Wong
                                       Title: Chairman


                                             /s/ CORINNA SIO
                                       -----------------------------------------
                                       Name: Corinna Sio
                                       Title: Finance Director



         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.


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                                    SIGNATURE

      The registrant hereby certifies that it meets all of the requirements for filing on Form 20-F and that it has duly caused and authorized the undersigned to sign this annual report on its behalf.


                                    CITY TELECOM (H.K.) LIMITED

                                    By:      /s/ CORINNA SIO
                                       -----------------------------------------
                                       Name: Corinna Sio
                                       Title: Finance Director

Date: February 8, 2005